UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

Petro River Oil Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-49760	98-0611188
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

1980 Post Oak Blvd., Suite 2020

Houston, TX 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 828-3900

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (this “Second Amendment”) further amends the Current Report on Form 8-K filed by Petro River Oil Corp. (the “Company”) on June 5, 2014, which was previously amended by a Form 8-K/A filed by the Company on August 15, 2014 (as previously amended, the “Original Report”). This Second Amendment amends and restates the Original Report in its entirety to reflect the Company’s withdrawal of a request for confidential treatment and to refile exhibits that were previously filed with certain redactions and without attaching various exhibits and schedules. The Original Report continues to speak as of the date of the Original Report, and the Company has not updated the disclosures contained herein or therein to reflect any events which occurred at a date subsequent to the filing of the Original Report.

Item 1.01. Entry into a Material Definitive Agreement.

The information disclosed in Items 2.01 and 3.02 is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 30, 2014, the Company entered into a Subscription Agreement, attached hereto as Exhibit 2.1 (the “Subscription Agreement”), pursuant to which the Company was issued a 50% interest in Bandolier Energy, LLC (“Bandolier”) in exchange for a capital contribution of $5,000,000. The Company has the right to appoint a majority of the board of managers of Bandolier, pursuant to the Amended and Restated Limited Liability Company Agreement of Bandolier which is attached as Exhibit A to the Subscription Agreement. Thereafter, Bandolier, pursuant to that certain Securities Purchase Agreement, effective January 1, 2014 and attached hereto as Exhibit 2.2 (the “Securities Purchase Agreement”), acquired from Nadel and Gussman, LLC, Charles W. Wickstrom, and Shane E. Matson, for a purchase price of $8,712,892.71, all of the issued and outstanding equity of Spyglass Energy Group, LLC (“Spyglass”), the owner of oil and gas leases, leaseholds, lands, and options and concessions thereto located in Osage County, Oklahoma.

Subsequent to the transactions described above, Bandolier assigned a 51% interest in Spyglass to PO1, LLC (“PO1”), a wholly-owned subsidiary of the Company, pursuant to an Assignment and Assumption Agreement, dated as of May 30, 2014 and attached hereto as Exhibit 10.1 (the “Assignment”). Pursuant to the terms of the Assignment, PO1 has 180 days to pay Bandolier an amount equal to the aggregate initial capital contributions made by all Series A members of Bandolier pursuant to the Subscription Agreement (i.e., $10,000,000), otherwise the assignment of the 51% interest to PO1 will be cancelled.

The foregoing description of the transactions and agreements does not purport to be complete and is qualified in its entirety by the Subscription Agreement, the Securities Purchase Agreement and the Assignment, which are filed as exhibits hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The Company’s Executive Chairman, Scot Cohen, is a manager of, and investor in, Pearsonia West Investment Group, LLC (“PWIG”), a special purpose vehicle formed for the purpose of investing in Bandolier with the Company. The Board of Directors of the Company was informed of Mr. Cohen’s participation in these transactions and pre-approved of them in accordance with the Company’s Code of Ethics. In connection with PWIG’s investment in Bandolier, the Company and PWIG entered into an agreement, dated May 30, 2014 and attached hereto as Exhibit 10.2 (the “Exchange Agreement”), granting the members of PWIG an option, exercisable at any time prior to May 30, 2017, to exchange their pro rata share of the Bandolier interests for shares of the Company’s common stock, at a price of $0.08 per share of common stock, subject to adjustment (the “Option”). The Option, if fully exercised, would result in the Company issuing 55,000,000 shares of its common stock to the members of PWIG. The Option was issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), under Section 4(a)(2) of the Act.

The foregoing description of the transactions and agreements does not purport to be complete and is qualified in its entirety by the Exchange Agreement, which is filed as an exhibit hereto and incorporated by reference herein.

Item 8.01 Other Events.

On June 5, 2014 the Company issued a press release discussing these matters, which is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Unaudited statement of revenues and direct operating expenses of Spyglass Energy Group, LLC for the years ended December 31, 2013 and 2012, and for the three months ended March 31, 2014.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet as of April 30, 2014, and unaudited pro forma condensed consolidated statement of operations for the year ended April 30, 2014.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

2.1(1)	Subscription Agreement, dated as of May 30, 2014, by and among Bandolier Energy LLC and the undersigned purchasers.

2.2(2)	Securities Purchase Agreement, effective as of January 1, 2014, by and among Nadel and Gussman, LLC, Charles W. Wickstrom, Shane E. Matson and Bandolier Energy, LLC

10.1(3)	Assignment and Assumption Agreement, dated as of May 30, 2014, by and between Bandolier Energy, LLC and PO1, LLC

10.2(4)	Agreement, dated as of May 30, 2014, by and between Petro River Oil Corp. and Pearsonia West Investment Group, LLC

99.1(5)	Press Release, dated June 5, 2014

99.2(6)	Unaudited statement of revenues and direct operating expenses of Spyglass Energy Group, LLC for the years ended December 31, 2013 and 2012, and for the three months ended March 31, 2014

99.3(7)	Unaudited pro forma condensed consolidated balance sheet as of April 30, 2014, and unaudited pro forma condensed consolidated statement of operations for the year ended April 30, 2014.

(1)	Previously filed as Exhibit 2.1 to the Company’s Form 10-Q filed with the Securities and Exchange Commission on September 22, 2014.

(2)	Previously filed as Exhibit 2.2 to the Company’s Form 10-Q filed with the Securities and Exchange Commission on September 22, 2014.

(3)	Previously filed as Exhibit 10.3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 5, 2014.

(4)	Previously filed as Exhibit 10.4 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 5, 2014.

(5)	Previously filed as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 5, 2014.

(6)	Previously filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on August 15, 2014.

(7)	Filed herewith.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014

Petro River Oil Corp.

By:	/s/ Scot Cohen
Name:	Scot Cohen
Title:	Executive Chairman